Janus Investment Fund

Janus Henderson Emerging Markets Fund

Supplement dated July 28, 2025

to Currently Effective Prospectuses

and Statement of Additional Information

Effective immediately, Daniel Graña will no longer serve as Executive Vice President and Co-Portfolio Manager of Janus Henderson Emerging Markets Fund (the “Fund”). Matthew Culley will continue to serve as Executive Vice President and Portfolio Manager of the Fund until its liquidation on or about July 30, 2025.

Please retain this Supplement with your records.